UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Community Bank System, Inc. (the “Company”) was held on May 15, 2019 in Wilkes-Barre, Pennsylvania. At the Annual Meeting, the Company’s shareholders (i) elected three directors, (ii) approved on a non-binding advisory basis the Company’s executive compensation as set forth in the proxy statement, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

1.       The Company’s shareholders elected three individuals to the Board of Directors as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mark J. Bolus	37,099,493	123,084	249,502	6,174,883
Jeffrey L. Davis	35,136,267	2,042,165	293,647	6,174,883
Eric E. Stickels	32,668,639	4,518,622	284,818	6,174,883

2.       The Company’s shareholders approved, on a non-binding advisory vote, our executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
36,512,686	773,255	186,138	6,174,883

3.       The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 as set forth below:

For	Against	Abstain
43,072,883	530,895	43,184

Item 8.01	Other Events

On May 16, 2019, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of Directors of a regular quarterly dividend of $0.38 per share payable on July 10, 2019, to shareholders of record as of June 14, 2019.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name:	George J. Getman
Title:	EVP and General Counsel

Dated: May 17, 2019